Exhibit 99.1

TALOS ENERGY TO BE INCLUDED IN THE S&P SMALLCAP 600 INDEX

Houston, Texas, October 30, 2019 – Talos Energy Inc. (“Talos,” or the “Company”) (NYSE: TALO) today announced that the Company will be added to the S&P SmallCap 600 Index, effective November 1, 2019, prior to the market open. The S&P SmallCap 600 measures the small-cap segment of the U.S. equity market and consists of 600 domestic stocks selected by Standard & Poor’s Index Committee based on certain criteria, such as market capitalization and financial viability.

President and Chief Executive Officer Timothy S. Duncan commented “Talos is honored to have been included in the S&P SmallCap 600 index. We continue to focus on the execution of our strategy of leveraging our deep technical expertise offshore to unlock material resource opportunities nearby existing infrastructure, and the additional credibility brought on by the inclusion in this index will further attract a broader base of investors and increase our trading liquidity.”

ABOUT TALOS ENERGY

Talos Energy (NYSE: TALO) is a technically driven independent exploration and production company focused on safely and efficiently maximizing cash flows and long-term value through its operations, currently in the United States Gulf of Mexico and offshore Mexico. As one of the U.S. Gulf of Mexico’s largest public independent producers, we leverage decades of geology, geophysics and offshore operations expertise towards the acquisition, exploration, exploitation and development of assets in key geological trends that are present in many offshore basins around the world. Our activities in offshore Mexico provide high impact exploration opportunities in an oil rich emerging basin. For more information, visit www.talosenergy.com.

INVESTOR RELATIONS CONTACT

Sergio Maiworm

+1.713.328.3008

investor@talosenergy.com

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this communication, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this communication, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “forecast, “may,” “objective,” plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, commodity price volatility, inflation, lack of availability of drilling and production equipment and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, potential adverse reactions or changes to competitive responses to the business combination between Talos Energy LLC and Stone Energy Corporation, the possibility that the anticipated benefits of such business combination are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies, and other factors that may affect our future results and business, generally, including those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 14, 2019, and in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, with the SEC on August 7, 2019.

Should one or more of these risks occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, to reflect events or circumstances after the date of this communication.

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002